UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       April 30, 2008

SUN-TIMES MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
1-14164	95-3518892
(Commission File Number)	(I.R.S. Employer Identification No.)

350 North Orleans, 10-S Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 321-2299
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 30, 2008, the Board of Directors of Sun-Times Media Group, Inc. (the “Company”) approved certain amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”).

The amendments amended Section 1.3 of the Bylaws to provide that record holders of outstanding shares of stock of the Company having at least 25% of the voting power of the shares entitled to vote in the election of directors may request a special meeting of the Company’s stockholders. In order to exercise such right, a written request (the “Request”), signed by each requesting stockholder (each a “Requesting Stockholder”) or its duly authorized agent must be submitted to the Secretary of the Company. Such request must include a statement of the specific purpose of the meeting and the matters proposed to be acted on, the reasons for conducting such business at the meeting, and any material interest of the Requesting Stockholders in such business, the name and address of each Requesting Stockholder as it appears on the Company’s stock ledger and the number of shares of Company stock owned of record and beneficially by each Requesting Stockholder.

Subject to certain exceptions described below, such a requested special meeting must be held within 90 days of receipt by the Company of the Request. However, such meeting will not be held if the Company’s Board of Directors calls for or has called an annual meeting of stockholders and the purpose of such annual meeting includes (among any other matters properly brought before the meeting) the purpose set forth in the Request. If an annual or special meeting was held not more than six months before the Request was received by the Company and such prior meeting included the purpose specified in the Request, then the date of such requested special meeting shall not be later than the later of (x) 90 days after the Request was received by the Company or (y) 10 days after the 6 month anniversary of such annual or special meeting. The election of directors generally (and not the election of specific directors) shall be deemed to be a purpose of a meeting. Business transacted at a requested special meeting shall be limited to the purposes stated in the Request for such meeting; provided, however, that nothing prohibits the Board of Directors of the Company from submitting additional matters to stockholders at any such meeting.

The amendments also amended Section 2.2 of the Bylaws to provide that the Board of Directors of the Company shall consist of 11 members unless and until such number shall be changed (the “Changed Number”) by a vote of a majority of the total number of directors then in office (excluding vacancies, if any), and thereafter the Changed Number may be further changed by a majority of directors then in office (excluding vacancies, if any).

Finally, the amendments added a provision to Article VII of the Bylaws that states that Sections 1.3 and 2.2 of the Bylaws cannot be amended or repealed by the Company’s Board of Directors, and no provision inconsistent therewith may be adopted by the Company’s Board of Directors, without the affirmative vote of the holders of at least a majority of the voting power of the shares of stock entitled to vote in the election of directors, and such provisions may not be amended by the stockholders directly except by a vote of the holders of at least a majority of the voting power of the shares of stock entitled to vote in the election of directors.

A copy of the text of the amendments referred to above is attached as Exhibit 3.1 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
3.1	Text of Amendments to Amended and Restated Bylaws

of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 2, 2008

SUN-TIMES MEDIA GROUP, INC. (Registrant)
By:	/s/ James D. McDonough Name: James D. McDonough Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Text of Amendments to Amended and Restated Bylaws of the Company